UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2016

CF Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37779	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 Village Center Circle, Las Vegas, Nevada 89134

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 702-323-7331

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported in the Current Report on Form 8-K filed by CF Corporation (the “Company”) on May 25, 2016 (the “Initial Form 8-K”), the Company consummated its initial public offering (“IPO”) of 60,000,000 units (the “Units”), with each Unit consisting of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one warrant (“Warrant”) to purchase one Class A Ordinary Share, pursuant to a registration statement on Form S-1 (File No. 333-210584). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $600,000,000. In connection with the IPO, the underwriters were granted an option to purchase up to an additional 9,000,000 Units to cover overallotments, if any. On June 27, 2016, the underwriters exercised their overallotment option in full and, on June 29, 2016, the underwriters purchased 9,000,000 Units (“Overallotment Units”) at an offering price of $10.00 per Unit, generating gross proceeds of $90.0 million.

As previously reported in the Initial Form 8-K, on May 25, 2016, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 14,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, CF Capital Growth, LLC (the “Sponsor”), generating gross proceeds to the Company of $14,000,000. On June 29, 2016, simultaneously with the sale of the Overallotment Units, the Company completed a private placement with the Sponsor for an additional 1,800,000 warrants at a price of $1.00 per warrant, generating gross proceeds of approximately $1,800,000.

Approximately $690,000,000 of the net proceeds from the IPO (including the Overallotment Units) and the private placements with the Sponsor has been deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of May 25, 2016 reflecting receipt of the net proceeds from the IPO and the private placement (excluding the proceeds from the sale of the Overallotment Units and the private placement on June 29, 2016) was previously filed by the Company in a Current Report on Form 8-K on June 1, 2016. The Company’s unaudited pro forma balance sheet as of May 25, 2016, reflecting receipt of the proceeds from the sale of the Overallotment Units and the private placement on June 29, 2016, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Pro Forma Balance Sheet

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF CORPORATION

	By:	/s/ Douglas Newton
Name: Douglas Newton
Title: Chief Financial Officer

Dated: July 5, 2016

3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Pro Forma Balance Sheet

4